UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39 Marina Bay Financial Centre Tower 2 10 Marina Boulevard City Singapore 018983, Singapore	018983
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +603 7733 9340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

As disclosed previously, on September 30, 2023, Kairous Acquisition Corp. Limited (the “Company”) entered into a certain Agreement and Plan of Merger (the “Original Merger Agreement”) by and between KACL, KAC Merger Sub 1, a Cayman Islands exempted company and wholly owned subsidiary of the Parent (“Purchaser”), KAC Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), NR Instant Produce Public Company Limited, company formed under the laws of Thailand (the “Shareholder”), and Bamboo Mart Limited, a Cayman Islands exempted company (the “Company”) (collectively, the “Parties”), pursuant to which (a) KACL will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, the Purchaser will be a publicly traded company.

On March 29, 2024, the Parties entered into an amendment no. 1 (the “Amendment”, and the Original Merger Agreement, as amended, the “Merger Agreement”) to the Original Merger Agreement in accordance with the terms of the Original Merger Agreement. Under the Amendment, (i) the original provision of fairness opinion issuance date under section 4.2(a) was amended to no later than May 31, 2024; (ii) under section 4.2(b), the delivery date of the Parent Parties’ written due diligence request list to the Company was amended to no later than May 1, 2024 and the Company delivery date of the due diligence items based on the written due diligence request list was amended to no later than May 15, 2024; and (iii) the definition of “Outside Date” under section 12(d)(i) was amended to November 15, 2024.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, the form of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

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IMPORTANT NOTICES

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to number of risks and uncertainties, that could cause actual results to differ materially from expected results. Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of KACL and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the KACL or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of KACL’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain dealers and retain and hire key personnel and maintain relationships with their dealers and product users and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither KACL nor the Company presently know or that KACL and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. A further list and description of risks and uncertainties can be found in the Prospectus dated December 13, 2021 relating to KACL’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by KACL and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. In addition, forward looking statements reflect KACL’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. KACL and the Company anticipate that subsequent events and developments will cause KACL’s and the Company’s assessments to change. Forward-looking statements relate only to the date they were made, and KACL, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation. These forward-looking statements should not be relied upon as representing KACL’s and the Company’s assessments as of any date subsequent to the date of this release. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

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Additional Information and Where to Find It

In connection with the transaction described herein, KACL and and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of KACL shareholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from KACL. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to KACL at Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore. This Current Report on Form 8-K may be deemed to be offering or solicitation material in respect of the proposed business combination, which will be submitted to the shareholders of KACL for their consideration. INVESTORS AND SECURITY HOLDERS OF KACL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT KACL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, IN EACH CASE, BEFORE MAKING ANY INVESTMENT OR VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KACL, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

KACL, the Company and certain shareholders of KACL, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of KACL ordinary shares stock in respect of the proposed transaction. Information about KACL’s directors and executive officers and their ownership of KACL common stock is set forth in the Prospectus dated December 13, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KACL or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1*	Amendment No. 1 to Agreement and Plan of Merger, dated March 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2024

KAIROUS ACQUISITION CORP. LIMITED

By:	/s/ Athiwat Apichote
Name:	Athiwat Apichote
Title:	Chief Executive Officer

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